Exhibit 3.113

PENNSYLVANIA DEPARTMENT OF STATE

CORPORATION BUREAU

Articles of Incorporation-For Profit

(15 Pa.C.S.)

X Business-stock (§ 1306)	Management (§ 2703)
Business-nonstock (§ 2102)	Professional (§ 2903)
Business-statutory close (§ 2303)	Insurance (§ 3101)
Cooperative (§ 7102)

Name	Document will be returned to the name and address you enter to the left. Ü
Address
City State Zip Code

Fee:  $125

In compliance with the requirements of the applicable provisions (relating to corporations and unincorporated associations), the undersigned, desiring to incorporate a corporation for profit, hereby states that:

1. The name of the corporation (corporate designator required, i.e., “corporation”, “incorporated”, “limited” “company” or any abbreviation. “Professional corporation” or “P.C”):

Gigliotti Surrey Hill Associates, Inc.

 2.     The (a) address of this corporation’s current registered office in this Commonwealth (post office box, alone, is not acceptable) or (b) name of its commercial registered office provider and the county of venue is:

(a) Number and Street	City	State	Zip	County

Summit Square Ctr., Suite 2 G,H, Rte. 413	Langhorne	PA	19047	Bucks Co.

(b) Name of Commercial Registered Office Provider				County

c/o:

3. The corporation is incorporated under the provisions of the Business Corporation Law of 1988.

4. The aggregate number of shares authorized: 1000 par value $.01

5. The name and address, including number and street, if any, of each incorporator (all incorporators must sign below):

Name Ryan J. Lehrfeld, Esquire	Address c/o Archer & Greiner

One Centennial Square, Haddonfield, NJ 08033

6. The specified effective date, if any: upon filing. month/day/year hour, if any

7. Additional provisions of the articles, if any, attach an 8 1/2 by 11 sheet.

8. XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXX

9. XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

IN TESTIMONY WHEREOF, the incorporator(s) has/have signed these Articles of Incorporation this 23rd day of June, 2004.

/s/ Ryan J. Lehrfeld, Esquire
Signature

Signature